EXHIBIT 99.2






                          NOTICE OF GUARANTEED DELIVERY

          This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of Series B Depositary Shares, each representing 1/1000 of a share of Series B Cumulative Preferred Stock (the "Depositary Shares") of RJR Nabisco Holdings Corp. ("Holdings") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of Holdings and RJR Nabisco Holdings Capital Trust I dated ________, 1995 (the "Prospectus")), (ii) the procedure for book-entry transfer of Depositary Shares (as set out in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.

To:  First Chicago Trust Company of New York, Exchange Agent

                          By Hand or Overnight Courier:
                          ----------------------------

                        Attention:  Tenders and Exchanges
                                  Suite 4680-RNH
                                 14 Wall Street
                                    8th Floor
                            New York, New York  10005

                                    By Mail:
                                    -------
                   (registered or certified mail recommended)

                        Attention:  Tenders and Exchanges
                                 Suite 4660-RNH
                                  P.O. Box 2559
                       Jersey City, New Jersey  07303-2559

                           By Facsimile Transmission:
                           -------------------------
                        (For Eligible Institutions Only)

                             (201) 222-4720 or 4721

                Confirm Receipt of Notice of Guaranteed Delivery
                ------------------------------------------------
                                  by Telephone:
                                  ------------

                                 (201) 222-4707

Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

          The undersigned hereby tenders to RJR Nabisco Holdings Capital Trust I (the "Trust"), upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.

                                                    SIGN HERE
 Number of Depositary Shares
 tendered:.....................

 Certificate Nos. (if available)
                                            .............................
 .................................

 .................................
                                            .............................
 If Depositary Shares will be tendered by           (Signature(s))
 book-entry transfer:

 Name of Tendering                          .............................
  Institution:....................            (Name(s)) (Please Print)

 .................................          .............................
                                                       (Address)
 Account No.
 ................................
                                            .............................
                                                       (Zip Code)

                                            .............................
                                            (Area Code and Telephone No.)









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






                                    GUARANTEE
                    (Not to be used for signature guarantee)


          The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at the Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's message (as defined in the Prospectus)) and any other required documents within five New York Stock Exchange trade days after the date of execution of this Notice.

                                            ...................................
                                                       (Name of Firm)


                                            ...................................
                                                   (Authorized Signature)


                                            ...................................
                                                           (Name)


                                            ...................................
                                                         (Address)


                                            ...................................
                                                       (Zip Code)

 Dated:...................................  ...................................
                                               (Area Code and Telephone No.)


     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.  YOUR STOCK CERTIFICATES
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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